UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2022

TEAM, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 13, 2022, Team, Inc. (the “Company”) and Truist Bank, as trustee, entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture (the “Indenture”) governing the Company’s 5.00% Convertible Senior Notes due 2023 (the “Notes”) to effect certain amendments (the “Amendments”) to the Indenture and to modify the Notes held by consenting holders (the “Consenting Holders”) of $51,969,000 in aggregate principal amount of the Notes (such modified Notes, the “PIK Securities”).

The Supplemental Indenture amends the Indenture to, among other things: (i) allow for interest payable on the PIK Securities on February 1, 2022 to be paid in PIK Interest (as defined in the Supplemental Indenture) and on subsequent interest payment dates to be payable, at the Company’s option, at a rate of 5.00% per annum entirely in cash or at a rate of 8.00% per annum in PIK Interest; (ii) provide for additional changes to the Indenture to allow for the payment of PIK Interest and for the PIK Securities to be issued in denominations of $1,000 and integral multiples thereof (or if PIK Interest has been paid with respect to the PIK Securities, in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof); (iii) clarify that the unmodified Notes and PIK Securities will be treated as a single series of Notes for all purposes under the Indenture, other than the option of the Company to pay PIK Interest on the PIK Securities; and (iv) make certain conforming changes, including conforming modifications to certain definitions and cross-references as a result of such amendments. Notes held by holders other than the Consenting Holders were not modified and interest on such Notes will continue to be paid in cash at a rate of 5.00% per annum as set forth in the Indenture.

The description of the Supplemental Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the payment of PIK Interest on the PIK Securities is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description

4.1	Supplemental Indenture, dated as of January 13, 2022, by and between Team, Inc. and Truist Bank, as trustee.

4.2	Form of PIK Security (included in Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary

Dated: January 18, 2022